INCOME TAXES	12 Months Ended
Sep. 30, 2019
INCOME TAXES
INCOME TAXES

4.           INCOME TAXES

The principal components of the Company’s net deferred tax assets consisted of the following at September 30:

	2019	2018
Net operating loss carryforwards	$7,291,333	$5,848,080
Capitalized expenditures	1,717,025	1,486,679
Research and experimentation credit carryforwards	898,610	802,765
Stock based compensation	2,139,119	2,074,247
Property and Equipment	2,234	1,235
Accrued expenses	13,660	13,660
Deferred rent	492	328
Gross deferred tax assets	12,062,473	10,226,994
Deferred tax asset valuation allowance	(12,062,473)	(10,226,994)

Net deferred tax assets	$—	$—

As of September 30, 2019 and 2018, the Company had federal net operating loss carryforwards of approximately $26,890,000 and $21,770,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2026. As of September 30, 2019 and 2018, the Company had federal research and experimentation credit carryforwards of $661,532 and $616,217, respectively, which may be available to offset future income tax liabilities and which would begin to expire in 2029.

As of September 30, 2019 and 2018, the Company had state net operating loss carryforwards of approximately $26,560,000 and $20,730,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2030. As of September 30, 2019 and 2018, the Company had state research and experimentation credit carryforwards of $305,000 and $236,000, respectively, which may be able to offset future income tax liabilities and which would begin to expire in 2023.

As the Company has not yet achieved profitable operations, management believes the tax benefits as of September 30, 2019 and 2018 did not satisfy the realization criteria set forth in FASB ASC Topic 740, Income Taxes, and therefore has recorded a valuation allowance for the entire deferred tax asset. The valuation allowance increased in 2019 by approximately $1,835,000 and decreased in 2018 by approximately $1,440,000. The Company’s effective income tax rate differed from the federal statutory rate due to state taxes and the Company’s full valuation allowance, the latter of which reduced the Company’s effective federal income tax rate to zero.

The Company experienced an ownership change as a result of the Merger described in Note 1, causing a limitation on the annual use of the net operating loss carryforwards, which are subject to a substantial annual limitation due to the ownership change limitations set forth in Internal Revenue Code Section 382 and similar state provisions.

As of September 30, 2019, the Company is open to examination in the U.S. federal and certain state jurisdictions for tax years ended September 30, 2019, 2018, 2017 and 2016. In addition, any loss years remain open to the extent that losses are available for carryover to future years. Therefore, the tax years ended 2010 through 2018 remain open for examination by the IRS.